CONSOLIDATED STATEMENT OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Sales	$ 106,468	$ 86,633
Cost of Sales	85,573	72,256
Gross Profit	20,895	14,377
Selling, General and Administrative Expenses	10,743	7,991
Income from Operations	10,152	6,386
Non-Operating Income (Expense):
Interest Expense	(1,217)	(1,015)
Other	128	8
Income before Provision For Income Taxes	9,063	5,379
Provision for Income Taxes	3,192	1,829
Net Income	5,871	3,550
Other comprehensive income (loss), net of tax:
Pension liability, net of tax of $130	(223)	(628)
Unrealized (loss) gain on cash flow hedges, net of tax of $54	(96)	18
Other comprehensive loss	(319)	(610)
Comprehensive income	$ 5,552	$ 2,940
Net income per share data (Note 2):
Basic Income Per Common Share: (in Dollars per share)	$ 1.13	$ 0.72
Diluted Income Per Common Share: (in Dollars per share)	$ 1.04	$ 0.68